                                                                  EXHIBIT (a)(4)
                                    Illegible

                                                                         (STAMP)

                        SCUDDER MULTI-MARKET INCOME TRUST

                Certificate of Amendment of Declaration of Trust

          The undersigned, being at least a majority of the duly elected and qualified Trustees of Scudder Multi-Market Income Trust, a Massachusetts business trust (the "Trust"), acting pursuant to the authority granted to the Board of Trustees in the Amended and Restated Agreement and Declaration of Trust dated January 9, 1989, as amended (the "Declaration of Trust"), do hereby amend
Article I Section 1 of the Declaration of Trust, as follows:

          The name of the Trust is hereby changed from "Scudder Multi-Market Income Trust" to "DWS Multi-Market Income Trust" effective February 6, 2006.

          IN WITNESS WHEREOF, the undersigned have this day signed this Instrument.


/s/ John W. Ballantine
-------------------------------------   ----------------------------------------
John W. Ballantine, Trustee             Lewis A. Burnham, Trustee


/s/ Donald L. Dunaway                   /s/ James R. Edgar
-------------------------------------   ----------------------------------------
Donald L. Dunaway, Trustee              James R. Edgar, Trustee


/s/ Paul K. Freeman                     /s/ Robert B. Hoffman
-------------------------------------   ----------------------------------------
Paul K. Freeman, Trustee                Robert B. Hoffman, Trustee


/s/ William McClayton                   /s/ Shirley D. Peterson
-------------------------------------   ----------------------------------------
William McClayton, Trustee              Shirley D. Peterson, Trustee


                                        /s/ Robert H. Wadsworth
-------------------------------------   ----------------------------------------
William N. Shiebler, Trustee            Robert H. Wadsworth, Trustee


/s/ John G. Weithers
-------------------------------------
John G. Weithers, Trustee

Dated as of November 16, 2005

                                                                    Check # 7892

                                 MGL CHAPTER 182

                    _________Illegible______________________

                    ________________________________________

                    ________________________________________

                    ________________________________________

Merge     Y ___   N ___
R/A       Y ___   N ___
Cons.     Y ___   N ___
Pr. Off   _____________
Tru       _____________